As filed with the Securities and Exchange Commission on December 5, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX  78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX  78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2007

Date of reporting period:  09/30/2007

Item 1. Report to Stockholders.

Core Equity Fund

Annual Report
September 30, 2007

This report is for the shareholders of the Empiric Core Equity Fund.  Its use in connection with any offering of the Company’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders:

The Net Asset Value of the Fund’s Class “A” shares for the period ending September 30, 2007 was $39.64 per share.  With the exception of the last 3 month period, the Fund exceeded the returns of both larger stocks, as represented by the Standard & Poor’s 500 Index, and smaller stocks, as represented by the Russell 2000, for the periods shown below.

Period	Core Equity	Core Equity
Ended 09.30.07	Class A1	Class C2	S&P 500	Russell 2000
Last 3 months	1.88	1.69	2.03	-3.09
Last 6 months	8.99	8.59	8.44	1.19
Last 12 months	23.63	22.74	16.44	12.34
Last 3 Years	16.30	—	13.14	13.36
Last 5 Years	22.99	—	15.45	18.75
Last 10 Years	9.46	—	6.57	7.22
Since Inception (A)	13.55	—	10.17	9.97
Since Inception (C)	—	13.37	15.26	13.25
Gross Expense Ratio	1.69	2.44
30 Day SEC Yield	1.07	0.44

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain performance to the most recent month-end, please call 1-800-880-0324, or visit our website at www.EmpiricFunds.com.

Additionally, we declared a distribution on November 6, 2007 of $7.42 per share, of which $6.66 is a long-term capital gain, subject to lower federal income tax rates, and $.76 is a short-term gain.

[1]
After the maximum sales charge of 5.75%, the returns for the last 3 months, last 6 months, last 12 months, last 3 years, last 5 years, last 10 years and since inception (class A shares, 11.06.95) would be -3.97%, 2.72%, 16.53%, 14.03%, 21.54%, 8.81% and 12.98%, respectively.  The returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.  Shaded areas indicate highest relative performance.

[2]
Inception date of Class C shares was 10.07.05.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.  Please see the Share Class Information pages of the Prospectus for more information about the applicable sales charges for each share class.

INVESTMENT MANAGER’S REPORT

Executive Summary
At the end of the quarter, your Fund remained highly diversified with its top 10 stocks accounting for only 20.9% of assets, and a total of 120 stocks in its portfolio.  Approximately, 57% of the stocks are foreign-based companies, and approximately 60% (down from 70% for the period ended March 31, 2007) of the portfolio is in large capitalization companies.  We held stocks in all of the ten S&P sectors.  Comparing the Fund against the S&P 500, the Fund was underweighted in technology, consumer discretionary, health and financials, while being overweighted in materials, telecommunications, and industrials.  The Fund (load waived) received a 4-star Overall Morningstar rating for the period ending 9/30/07 and has been designated a Lipper Leader for both tax efficiency and total return for the same period.  Morningstar ranks the Fund among 396 Mid-Cap Blend funds for the period ending 09.30.07 (derived from a weighted average of the Fund’s three-, five-, and ten-year risk-adjusted return measure and Morningstar Ratings, which are based upon risk-adjusted performance).  Lipper ranks the Fund a Lipper Leader in total return and tax efficiency as of 09.30.07 among 325 Multi-Cap Value funds based upon an equal-weighted average of percentile ranks for each measure over 3-, 5- and 10-year periods.  Past performance is not a guarantee of future results.

We think it is important for our shareholders to know that all the employees of the Advisor have their retirement plan invested in the Fund.  Additionally, almost all of my liquid wealth is invested in the Fund.  The Wall Street Journal recently noted: “If a manager doesn’t own shares of his own fund, you may not want to invest, either.”3  In that same issue of the Journal, the Empiric Fund was also included among the “Category Kings in 16 Realms” section in regard to the Multi-Cap Value funds.4

Empiric Funds Investment Approach and Philosophy
The objective of the Fund is growth with low volatility or fluctuation in terms of both return and invested capital.  Our approach to achieving that is to focus the Fund on what we believe are the “style sweet spots” in the markets, wherever they may be.  We then exhaustively evaluate each security in that sweet spot to identify the optimal investment for the portfolio.  You should know that the rigorous, empirical process we use is very different than the approach most funds use today.

[3]	Eleanor Laise, As Firms Boost Analyst Ranks, Here’s How to Sort Out Funds, Wall St. J., Nov. 5, 2007, at R1.
[4]	Category Kings in 16 Realms, Wall St. J., Nov. 5, 2007, at R7.

INVESTMENT MANAGER’S REPORT

If you are interested in going deeper into the investment process we use, we have a PowerPoint presentation on our website you may review(www.EmpiricFunds.com).

Market Sweet Spots
Two years ago, the style sweet spot in the market was small-cap value stocks and your portfolio was positioned accordingly.  Today, we believe the sweet spot in the market is mid-cap growth and international stocks.  Note that at our last report (03.31.07), we thought the market sweet spot was large growth and international stocks.  As you can see, one only knows the sweet spot in hindsight.  While we are less certain on the capitalization size between large- and mid-cap, our models indicate that growth characteristics such as higher earnings growth, higher profitability, and higher analysts’ revisions may be beneficial in the foreseeable future, while value characteristics such as high dividend yields, and high earnings-, high cashflow-, and high book value-to prices may be less valuable.

Stocks go through long cycles.  Sometimes growth is king, other times it’s value.  Sometimes large stocks are the place to be, other times it is mid-cap or small-cap stocks.  With earnings growth becoming less certain and slowing, it appears that we have a classic environment favoring growth.

Key Drivers of Performance
Over the last 12 month period ended 09/30/07, the Fund’s largest contributors to performance were international companies, one of the sweet spots we noted.  Our biggest gainer was Posco (PKX), the large Korean steel manufacturer, up 169%.  Metals and mining continues as a theme with RTI Metals (RTI), a titanium mill catering to the aerospace, oil and gas, and chemical process industries, up 88% and now sold, Companhia Vale do Rio Doce (RIO), a diversified mining company in Brazil, up 211%, Rio Tinto (RTP), a diversified mining company, up 79% and now sold, and finally, Minas Buenaver (BVN), a Peruvian gold and silver mining company, up 76%.  We also benefited from the takeover of ABN Ambro Holdings (ABN), up 80% and now sold.  In the environmental area, we own Veolia Environmental (VE), a French company which designs and builds water and wastewater facilities, up 41%, and Compania Cervecerian Unidas (CU), a beneficiary of global warming distributing beer and soft drinks in the Americas, up 47%, as well as Coca-Cola Femsa (KOF), the Coke bottler in Mexico, up 36%.  China Mobil (CHL), which we sold too early, also helped, up 109%.

INVESTMENT MANAGER’S REPORT

The biggest detractors from performance were Avocent (AVCT), LJ International (JADE), Tradestation Group (TRAD), Smith Micro Software (SMSI), NCI Building Systems (NCI), Amgen (AMGN), Emergency Medical Services (EMS), Internet Gold (IGLD), Celanese (CE), and Novartis (NVS).  All have been sold with the exception of Internet Gold, an internet service provider in Israel.  As a group, the ten detractors cost the Fund about $1.4 million, while the ten major contributors produced a gain of about $6.6 million.

Market Outlook
Since our last report, the Federal Reserve Board has cut the federal funds rate twice by a total of 75 basis points to 4.5%.  This and perhaps further interest rate cuts should be helpful for the market as long as inflation remains muted.  If the core rate of inflation starts to get much above 2.25%, stocks may become increasingly volatile.

World markets across the board have been strong this year, reflecting synchronous world-wide economic growth.  That world-wide economic growth has probably been responsible for the United States avoiding recession, so far.  We expect that will continue to be the case, although the US economy will likely remain slow.  A slow US economy combined with trade deficits, interest rates increasing outside the US, and a Congress getting more involved with “currency manipulation” on the part of the Japanese and Chinese means that the US dollar will likely continue to be weak.  We also expect the markets to be volatile, reflecting uncertainties on the economy, interest rates, inflation, and oil prices.

With the tailwind of a weak dollar, mid and large domestic companies with significant overseas sales, and overseas-based companies should continue to produce good earnings and stock prices when translated into US dollars, which, of course, is what is important to us.  Additionally, the high relative valuations of small stocks and their slowing earnings growth suggest the long performance run for small companies is over.  According to our models, mid-cap growth stocks and international companies seem to be the current style sweet spots.  Thus, economics and valuations appear to favor growth over value stocks.

We don’t spend much time forecasting the economy or the markets since the value added is low.  Rather, we spend our time trying to keep the portfolio “on the pulse”, or “in the sweet spot” of the market.  That we believe significantly adds value.

INVESTMENT MANAGER’S REPORT

We appreciate your confidence.

Sincerely,

Mark A. Coffelt, CFA

For updated investment performance, please visit www.EmpiricFunds.com.  Additionally, shareholders with comments, questions or inputs may contact me at markcoffelt@EmpiricAdvisors.com.

Must be preceded or accompanied by a prospectus.

Mutual fund Investing Involves Risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to page 9 for a complete listing of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.  A basis point is a unit that is equal to 1/100th of 1%. Book value: net asset value of a company, calculated by subtracting total liabilities from total assets. Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The load waived rating differs from an Overall Morningstar Rating™ as it does not include the effects of sales charges, loads and redemption fees.For the Overall Morningstar Rating-Load

INVESTMENT MANAGER’S REPORT

Waived and Overall Morningstar Rating the Fund received 4, 5, and 3 stars and 3, 4 and 2 stars among 396, 322 and 133 mid-cap blend funds for the three-, five- and ten- year periods, respectively. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Lipper ratings for Total Return reflect the Fund's historical total return performance relative to peers as of 9/30/07. Lipper ratings for Tax Efficiency reflect funds’ historical success in postponing taxable distributions relative to peers as of 9/30/07. The Overall Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. The Empiric Core Equity Fund, in Lipper's multi-cap value funds category, received the following ratings for the 3-, 5- and 10-year periods, respectively: Total Return: Lipper Leader among 325, 244 and 89 funds, respectively. The Empiric Core Equity Fund, in Lipper’s multi-cap value funds classification, received the following ratings for the 3-, 5-, and 10-year periods, respectively: Tax Efficiency: Lipper Leader among 325, 244 and 89 funds, respectively. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader © 2007, Reuters, All Rights Reserved.  Past performance is no guarantee of future results.

Investors must consult their tax advisor or legal counsel for advice and information concerning their particular tax situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Empiric Funds are distributed by Quasar Distributors, LLC. (11/07)

Core Equity Fund Comparison with Unmanaged Indices

September 30, 2007

Class A Shares

Average Annual Total Return as of September 30, 2007
	EMCAX
	(without	EMCAX	Russell 2000	S&P 500
Period	load)	(with load)	(smaller stocks)	(larger stocks)
Ending Value	$24,687	$23,264	$20,079	$18,896
1 year	23.63%	16.53%	12.34%	16.44%
3 years	16.30	14.03	13.36	13.14
5 years	22.99	21.54	18.75	15.45
10 years	9.46	8.81	7.22	6.57

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Neither index is subject to management fees or transaction costs nor can be bought or sold.

Core Equity Fund Comparison with Unmanaged Indices

September 30, 2007

Class C Shares

Total Return as of September 30, 2007
	EMCCX	EMCCX*
	(without	(with early	Russell 2000	S&P 500
Period	load)	redemption)	(smaller stocks)	(larger stocks)
Ending Value	$12,822	$12,822	$12,796	$13,249
1 year	22.74%	21.74%	12.34%	16.44%
Since Inception
(10/7/05)	13.37	13.37	13.25	15.26

*	The Fund charges a 1.00% redemption fee on Class C shares redeemed within one year of purchase.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Neither index is subject to management fees or transaction costs nor can be bought or sold.

Core Equity Fund
SCHEDULE OF INVESTMENTS

September 30, 2007

		Market
COMMON STOCKS – 89.69%	Shares	Value

CONSUMER DISCRETIONARY – 1.32%

Housewares & Specialties – 0.91%
Newell Rubbermaid, Inc.	23,000	$662,860

Publishing – 0.41%
Reed Elsevier NV – ADR^	8,000	303,760
Total Consumer Discretionary (Cost $990,270)		966,620

CONSUMER STAPLES – 9.21%

Brewers – 2.44%
Anheuser–Busch Companies, Inc.	6,000	299,940
Compania Cervecerias Unidas S.A. – ADR^	38,700	1,489,950
		1,789,890
Distillers & Vintners – 2.15%
Diageo PLC – ADR^	17,900	1,570,367

Packaged Foods & Meats – 0.30%
Sadia S.A.^	4,000	222,800

Soft Drinks – 4.32%
The Coca–Cola Co.	13,000	747,110
Coca–Cola Femsa S.A.B. de C.V. – ADR^	39,300	1,686,363
Embotelladora Andina S.A. – ADR^	12,700	218,440
PepsiCo, Inc.	7,000	512,820
		3,164,733
Total Consumer Staples (Cost $5,153,951)		6,747,790

ENERGY – 7.53%

Integrated Oil & Gas – 2.01%
ChevronTexaco Corp.	3,000	280,740
ConocoPhillips	4,000	351,080
Exxon Mobil Corp.	6,000	555,360
Petro–Canada^	5,000	286,950
		1,474,130

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2007

		Market
COMMON STOCKS (Continued)	Shares	Value

ENERGY (Continued)

Oil & Gas Drilling – 0.62%
Transocean, Inc.*	4,000	$452,200

Oil & Gas Equipment & Services – 4.15%
Acergy S.A. – ADR^	14,260	423,522
Cameron International Corp.*	4,000	369,160
Dawson Geophysical Co.*	6,000	465,060
Ico, Inc. New*	19,000	267,520
National Oilwell Varco, Inc.*	2,000	289,000
Schlumberger Ltd.^	8,000	840,000
T–3 Energy Services, Inc.*	400	17,056
W–H Energy Services, Inc.*	5,000	368,750
		3,040,068
Oil & Gas Exploration & Production – 0.35%
Norsk Hydro ASA – ADR^	6,000	260,100

Oil & Gas Refining & Marketing & Transportation – 0.40%
Golar LNG Ltd.^	13,000	290,160
Total Energy (Cost $5,149,457)		5,516,658

FINANCIALS – 12.72%

Diversified Banks – 0.78%
Wells Fargo & Co.	16,000	569,920

Diversified Financial Services – 7.03%
Australia & New Zealand Banking Group Ltd. – ADR^	10,900	1,432,421
Banco Bilbao Vizcaya Argentaria SA – ADR^	67,000	1,559,760
Barclays PLC – ADR^	23,000	1,118,260
Citigroup, Inc.	7,000	326,690
ING Groep NV – ADR^	16,000	708,960
		5,146,091
Life & Health Insurance – 4.45%
Aegon NV – ADR^	51,000	970,530
Aflac, Inc.	16,600	946,864

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2007

		Market
COMMON STOCKS (Continued)	Shares	Value

FINANCIALS (Continued)

Life & Health Insurance (Continued)
Prudential Financial, Inc.	7,000	$683,060
Prudential PLC – ADR^	21,500	663,275
		3,263,729
Multi–line Insurance – 0.46%
American International Group, Inc.	5,000	338,250
Total Financials (Cost $8,327,564)		9,317,990

HEALTH CARE – 2.51%

Life Sciences Tools & Services – 0.55%
Waters Corp.*	6,000	401,520

Pharmaceuticals – 1.96%
Johnson & Johnson	5,000	328,500
Teva Pharmaceutical Industries, Ltd. – ADR^	25,000	1,111,750
		1,440,250
Total Health Care (Cost $1,520,186)		1,841,770

INDUSTRIALS – 15.80%

Aerospace & Defense – 3.78%
Cae, Inc.^	60,000	805,800
Goodrich Corp.	8,000	545,840
L–3 Communications Holdings, Inc.	7,500	766,050
Lockheed Martin Corp.	6,000	650,940
		2,768,630
Commercial Printing – 0.40%
RR Donnelley & Sons Co.	8,000	292,480

Construction & Engineering – 2.49%
Foster Wheeler Ltd.*^	2,000	262,560
McDermott International, Inc.*^	5,000	270,400
Meadow Valley Corp.*	22,007	261,884
Michael Baker Corp.*	13,000	637,130
Perini Corp.*	7,000	391,510
		1,823,484

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2007

		Market
COMMON STOCKS (Continued)	Shares	Value

INDUSTRIALS (Continued)

Construction & Farm Machinery &
Heavy Trucks – 0.75%
CNH Global NV^	9,000	$546,660

Environmental Services – 0.36%
Waste Management, Inc.	7,000	264,180

Industrial Conglomerates – 1.67%
ABB Ltd. – ADR^	1,700	44,591
General Electric Co.	7,500	310,500
Textron, Inc.	14,000	870,940
		1,226,031
Industrial Machinery – 1.48%
Kubota Corp. – ADR^	17,000	694,620
Lincoln Electric Holdings, Inc.	5,000	388,050
		1,082,670
Marine – 3.39%
Dryships, Inc.^	5,000	454,250
Euroseas Ltd.^	2,000	29,060
Navios Maritime Holdings, Inc.^	57,000	748,980
Nordic American Tanker Shipping^	5,300	207,972
Stealthgas, Inc.^	16,970	292,393
TBS International Ltd*^	13,000	536,250
Tsakos Energy Navigation Ltd.^	3,000	211,230
		2,480,135
Railroads – 1.48%
Norfolk Southern Corp.	10,000	519,100
Union Pacific Corp.	5,000	565,300
		1,084,400
Total Industrials (Cost $10,676,356)		11,568,670

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2007

		Market
COMMON STOCKS (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 5.15%

Computer Hardware – 2.88%
Dell, Inc.*	51,000	$1,407,600
International Business Machines Corp.	3,000	353,400
NCR Corp.*	7,000	348,600
		2,109,600
Home Entertainment Software – 0.51%
Shanda Interactive Entertainment Ltd. – ADR*^	10,000	372,100

Internet Software & Services – 0.38%
Internet Gold–Golden Lines Ltd.*^	23,900	282,020

IT Consulting & Other Services – 1.18%
CGI Group, Inc.*^	75,700	862,980

Systems Software – 0.20%
Bluephoenix Solutions Ltd.*^	8,000	147,280
Total Information Technology (Cost $3,432,629)		3,773,980

MATERIALS – 14.36%

Diversified Chemicals – 1.60%
BASF AG – ADR^	7,100	983,071
LSB Industries, Inc.*	8,000	189,200
		1,172,271
Diversified Metals & Mining – 3.33%
Cia de Minas Buenaventura SA – ADR^	21,000	1,003,380
Cia Vale do Rio Doce – ADR^	24,000	814,320
Freeport–McMoRan Copper & Gold, Inc.	5,000	524,450
Taseko Mines Ltd.*^	18,000	94,500
		2,436,650
Fertilizers & Agricultural Chemicals – 6.25%
CF Industries Holdings, Inc.	14,000	1,062,740
Mosaic Co.*	19,000	1,016,880
Potash Corp. of Saskatchewan^	8,000	845,600

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2007

		Market
COMMON STOCKS (Continued)	Shares	Value

MATERIALS (Continued)

Fertilizers & Agricultural Chemicals (Continued)
Syngenta AG – ADR^	25,000	$1,083,250
Terra Industries, Inc.*	6,000	187,560
Terra Nitrogen Co. LP	3,000	380,490
		4,576,520
Steel – 3.18%
NN, Inc.	6,984	68,513
POSCO – ADR^	9,700	1,734,069
Tenaris SA – ADR^	10,000	526,200
		2,328,782
Total Materials (Cost $8,159,580)		10,514,223

TELECOMMUNICATION SERVICES – 13.37%

Integrated Telecommunication Services – 9.46%
AT&T, Inc.	31,000	1,311,610
BT Group PLC – ADR^	18,000	1,130,940
Chunghwa Telecom Company Ltd. – ADR^	17,600	325,248
Philippine Long Distance Telephone Co. – ADR^	4,000	257,360
Portugal Telecom, SGPS, SA – ADR ^	39,000	547,560
Royal KPN NV – ADR^	36,600	635,742
Swisscom AG – ADR^	13,220	501,041
Telecomunicacoes de Sao Paulo^	19,000	616,550
TELUS Corp.^	14,300	802,945
Verizon Communications, Inc.	18,000	797,040
		6,926,036
Wireless Telecommunication Services – 3.91%
Mobile Telesystems – ADR^	3,000	207,930
Partner Communications Co. Ltd. – ADR^	11,000	182,160
SK Telecom Co., Ltd. – ADR^	9,000	267,300
Telemig Celular Participacoes SA^	7,000	410,200
Turkcell Iletisim Hizmet AS – ADR^	14,000	297,920
Vimpel–Communications – ADR^	3,000	81,120

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2007

		Market
COMMON STOCKS (Continued)	Shares	Value

TELECOMMUNICATION SERVICES (Continued)

Wireless Telecommunication Services (Continued)
Vodafone Group PLC New – ADR^	39,000	$1,415,700
		2,862,330
Total Telecommunication Services (Cost $8,556,799)		9,788,366

UTILITIES – 7.72%

Electric Utilities – 4.68%
E.ON AG – ADR^	5,000	306,475
Enel SpA – ADR ^	6,000	338,220
Enersis SA – ADR^	24,000	425,760
Korea Electric Power Corp. – ADR^	61,000	1,412,150
National Grid Transco PLC – ADR^	11,800	946,714
		3,429,319
Multi–Utilities & Unregulated Power – 0.32%
Suez SA – ADR^	3,950	231,075

Water Utilities – 2.72%
Cia de Saneamento Basico do Estado de Sao Paulo – ADR^	7,500	370,500
Veolia Environnement – ADR^	18,800	1,619,432
		1,989,932
Total Utilities (Cost $3,740,203)		5,650,326

TOTAL COMMON STOCKS
(Cost $55,706,995)		65,686,393

EXCHANGE TRADED FUNDS – 0.50%
IShares MSCI Pacific Ex–Japan Index Fund	2,000	332,600
IShares MSCI Singapore Index Fund	2,200	32,604
TOTAL EXCHANGE TRADED FUNDS
(Cost $171,430)		365,204

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2007

	Principal	Market
SHORT-TERM INVESTMENTS – 13.43%	Amount	Value

Commercial Paper – 6.15%
Deutsche Bank, 10/01/2007	$3,570,000	$3,570,000
Prudential Funding, 10/01/2007	932,000	932,000
		4,502,000
Variable Rate Demand Notes# – 7.28%
American Family Financial Services, 4.943%	3,538,333	3,538,333
Wisconsin Corporate Central Credit Union, 4.990%	1,796,038	1,796,038
		5,334,371
TOTAL SHORT TERM INVESTMENTS
(Cost $9,836,371)		9,836,371
TOTAL INVESTMENTS
(Cost $65,714,796) – 103.62%		75,887,968
Liabilities in Excess of Other Assets – (3.62)%		(2,654,099)
TOTAL NET ASSETS– 100.00%		$73,233,869

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
*	Non–Income Producing
^	Foreign Issued Security
#	Variable rate demand notes are considered short–term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown are as of September 30, 2007.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2007

	Shares	Value
AC Moore Arts & Crafts, Inc.*	8,274	$130,398
Dillard’s Inc.	13,000	283,790
Palm Harbor Homes, Inc.*	3,400	42,432
Retail Ventures, Inc.*	9,000	93,690
Saks, Inc.	14,000	240,100
Toll Brothers, Inc.*	13,000	259,870
TOTAL SECURITIES SOLD SHORT
(Proceeds $1,035,278)		$1,050,280

*	Non–Income Producing

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of September 30, 2007

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
POSCO – ADR	$1,734,069	Integrated
Coca-Cola Femsa		Telecommunication
S.A.B. de C.V. – ADR	1,686,363	Services	$6,926,036
Veolia		Diversified
Environnement – ADR	1,619,432	Financial Services	5,146,091
Diageo PLC – ADR	1,570,367	Fertilizers &
Banco Bilbao Vizcaya		Agricultural Chemicals	4,576,520
Argentaria SA – ADR	1,559,760	Electric Utilities	3,429,319
Compania Cervecerias		Life & Health Insurance	3,263,729
Unidas S.A. – ADR	1,489,950	Soft Drinks	3,164,733
Australia & New Zealand		Oil & Gas Equipment
Banking Group Ltd. – ADR	1,432,421	& Services	3,040,068
Vodafone Group		Wireless
PLC New – ADR	1,415,700	Telecommunication
Korea Electric		Services	2,862,330
Power Corp. – ADR	1,412,150	Aerospace & Defense	2,768,630
Dell, Inc.	1,407,600	Marine	2,480,135
	$15,327,812		$37,657,591

*	Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

September 30, 2007

ASSETS:
Investments, at value (cost of $65,714,796)	$75,887,968
Cash	489
Deposits at broker for securities sold short	1,035,278
Receivable for securities sold	350,594
Receivable for capital shares sold	10,339
Dividends and interest receivable	103,670
Total assets	77,388,338
LIABILITIES:
Securities sold short (proceeds $1,035,278)	1,050,280
Payables:
Securities purchased	2,977,146
Fund shares purchased	20,227
Advisory fee	58,454
Administration fee	22,614
Distribution fees	23,326
Custody fees	2,396
Interest fees	26
Total liabilities	4,154,469
NET ASSETS	$73,233,869
NET ASSETS CONSIST OF:
Paid in capital	$49,043,516
Undistributed net investment income	456,075
Undistributed net realized gain on investments	13,576,108
Net unrealized appreciation on investments	10,158,170
NET ASSETS	$73,233,869
Class A:
Net assets applicable to outstanding Class A shares	$70,316,460
Shares issued ($25,000,000 shares of
beneficial interest authorized, $0.0001 par value)	1,773,894
Net asset value and redemption price per share	$39.64
Maximum offering price per share (net asset value divided by 94.25%)	$42.06
Class C:
Net assets applicable to outstanding Class C shares	$2,917,409
Shares issued ($25,000,000 shares of
beneficial interest authorized, $0.0001 par value)	74,696
Net asset value, offering price and redemption price per share*	$39.06

*	Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2007

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $111,752)	$1,525,318
Interest	211,237
Total investment income	1,736,555
EXPENSES:
Investment advisory fees (Note 3)	756,825
Administration fees (Note 3)	287,911
Distribution fees (Note 3)
Distribution fees – Class A	181,906
Distribution fees – Class C	29,201
Interest Expense	6,747
Dividends on short sale positions	4,181
Custody fees	4,016
Total expenses	1,270,787
NET INVESTMENT INCOME	465,768
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	15,088,726
Securities sold short	(201,213)
Foreign currency transactions	121
Net change in unrealized gain (loss) on:
Investments	879,050
Securities sold short	14,481
Net realized and unrealized gain (loss) on investments	15,781,165
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,246,933

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006
OPERATIONS:
Net investment income (loss)	$465,768	$(266,382)
Net realized gain (loss) on investments	14,887,634	3,072,144
Net change in unrealized appreciation on investments	893,531	(2,297,415)
Net increase in net assets resulting from operations	16,246,933	508,347
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
Class A	(3,214,989)	—
Class C*	(122,025)	—
Total distributions	(3,337,014)	—
CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	6,555,998	34,827,587
Class C shares*	419,722	3,148,767
Proceeds from shares issued to holders in
reinvestment of dividends
Class A shares	3,043,870	—
Class C shares*	119,963	—
Cost of shares redeemed
Class A shares	(29,906,682)	(34,834,724)
Class C shares*	(1,050,660)	(111,482)
Net increase (decrease) in net assets from
capital share transactions (a)	(20,817,789)	3,030,148
Total increase (decrease) in net assets	(7,907,870)	3,538,495
NET ASSETS:
Beginning of year	81,141,739	77,603,244
End of year (includes $456,075 and $0 of undistributed
net investment income, respectively)	$73,233,869	$81,141,739

– Continued –

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2007	2006
(a) Changes in Shares Outstanding:

Class A
Shares sold	180,932	1,018,615
Shares reinvested	89,106	—
Shares redeemed	(833,217)	(1,039,737)
Net increase (decrease) in capital shares	(563,179)	(21,122)
Shares Outstanding:
Beginning of year	2,337,073	2,358,195
End of year	1,773,894	2,337,073

Class C*
Shares sold	11,744	92,313
Shares reinvested	3,541	—
Shares redeemed	(29,518)	(3,384)
Net increase (decrease) in capital shares	(14,233)	88,929
Shares Outstanding:
Beginning of year	88,929	—
End of year	74,696	88,929

*	Commencement of operations for Class C shares was October 7, 2005.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class A

	Year Ended September 30,
	2007	2006	2005	2004	2003
NET ASSET VALUE –
BEGINNING OF YEAR	$33.46	$32.91	$26.30	$19.93	$14.70

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	0.26	(0.10)	(0.03)	(0.11)	(0.20)
Net realized and unrealized
gain (loss) on investments	7.40	0.65	6.64	6.48	5.43
Total from investment operations	7.66	0.55	6.61	6.37	5.23
LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(1.48)	—	—	—	—
Total distributions	(1.48)	—	—	—	—
NET ASSET VALUE – END OF YEAR	$39.64	$33.46	$32.91	$26.30	$19.93
TOTAL RETURN	23.6%	1.7%	25.1%	32.0%	35.6%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$70,316	$78,187	$77,603	$40,370	$26,029
Ratio of operating expenses to average net assets	1.65%	1.67%	1.68%	1.78%	1.93%
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets	1.64%	1.62%	1.68%	1.78%	1.93%
Ratio of net investment income to
average net assets	0.64%	(0.28)%	(0.13)%	(0.45)%	(1.28)%
Portfolio turnover rate	89.7%	147.7%	122.0%	171.9%	260.2%

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class C
		October 7, 2005
	Year Ended	through
	September 30,	September 30,
	2007	2006*
NET ASSET VALUE –
BEGINNING OF PERIOD	$33.22	$31.80
Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.21)
Net realized and unrealized gain (loss) on investments	7.36	1.63
Total from investment operations	7.32	1.42

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—
Distributions from net realized gains	(1.48)	—
Total distributions	(1.48)	—
NET ASSET VALUE –
END OF PERIOD	$39.06	$33.22

TOTAL RETURN	22.7%	4.5	%+

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$2,917	$2,954
Ratio of operating expenses to average net assets	2.40%	2.42	%^
Ratio of operating expenses excluding interest
expenses and dividend payments on short positions
to average net assets	2.39%	2.37	%^
Ratio of net investment income to average net assets	(0.11)%	(1.02	)%^
Portfolio turnover rate	89.7%	147.7	%+

*	Commencement of operations for Class C shares was October 7, 2005.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2007

INCREASE (DECREASE) IN CASH —

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$16,246,933
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(64,450,860)
Proceeds for dispositions of investment securities	91,708,554
Purchase of short term investments, net	(2,783,171)
Increase in receivable for securities sold	(167,270)
Decrease in deposits with brokers for short sales	2,151,649
Decrease in dividend and interest receivable	8,022
Decrease in securities sold short	(2,166,130)
Increase in payable for securities purchased	197,388
Decrease in accrued management fees	(4,619)
Decrease in accrued administration fees	(3,165)
Decrease in distribution fees	(31,013)
Decrease in custody fees	(1,124)
Increase in interest expenses	26
Unrealized appreciation on securities	(879,050)
Net realized gains on investments	(14,887,634)
Net cash provided by operating activities	24,938,536

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	7,058,429
Payment on shares redeemed	(31,823,295)
Distributions paid in cash	(173,181)
Net cash used in financing activities	(24,938,047)

Net increase in cash	489

Cash:
Beginning balance	—
Ending balance	$489

Supplemental information:
Cash paid for interest on loan outstanding	$6,721

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Core Equity Fund (formerly, Value & Growth Portfolio), (the “Fund”) is a series of the Empiric Funds, Inc, (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.  The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)
Valuation of Securities– Securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00 pm Eastern time).  Unlisted securities that are not included in such System are valued at the bid prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

b)
Federal Income Taxes– It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

c)
Security Transactions, Income and Other– Investment and shareowner transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective shares outstanding.

d)
Distributions to Shareholders– Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences primarily relate to partnership, foreign currency and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2007, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $15,009, decreased undistributed net investment income by $9,693 and decreased undistributed net realized gains on investments by $5,316.

e)
Short Sale Transactions–  The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the ’40 Act.  The fund is required to establish a margin account with the broker lending the security sold short.  While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.  The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

f)
Foreign Risk– Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normal-

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

ly are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a  foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

g)
Derivative Financial Instruments and Other Investment Strategies– The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

h)
Use of Estimates– The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

i)
New Accounting Pronouncements– On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not recognition

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact to the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory and Administration Agreements

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.   The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, transfer agent and insurance.

Transactions with Empiric Distributors, Inc.

The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the year ended September 30, 2007, the Fund transacted $97,992 in commissions through Empiric Distributors, Inc.  All transactions were at $0.035 per share, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connec-

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

tion with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the year ended September 30, 2007, the Fund incurred Distribution expenses of $181,906 for the Class A shares and $29,201 for the Class C shares pursuant to the Plan.   The amount of sales charge retained by the distributor was $17,391.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

4.	LINE OF CREDIT

The Fund has a $9 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At September 30, 2007, the Fund had $0 outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 8.25% and the weighted average amount outstanding was $77,879.  For the year ended September 30, 2007, the Fund paid $6,747 in interest expense on its line of credit.

5.	PURCHASES AND SALES OF SECURITIES

For the year ending September 30, 2007, the cost of purchases were $64,364,478 and the proceeds from sales of securities, excluding short-term securities, were $91,708,554, for the Fund.

6.	FEDERAL TAX INFORMATION

As of September 30, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (a)	$65,714,796

Gross unrealized appreciation	$10,793,015
Gross unrealized depreciation	(619,843)
Net unrealized appreciation	$10,173,172

Undistributed ordinary income	1,851,965
Undistributed long-term capital gain	12,180,218
Total distributable earnings	14,032,183

Other accumulated gains (losses)	(15,002)
Total accumulated earnings (losses)	$24,190,353

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2007

At September 30, 2007, the Fund’s most recent fiscal year end, the Fund had no capital loss carryforwards. The Fund had no post-October loss deferrals as of September 30, 2007.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2007.

September 30, 2007
Long-Term Capital Gain	$3,337,014

7.	FEDERAL TAX DISTRIBUTION INFORMATION (Unaudited)

The Fund has designated 0% of the dividends declared from net investment income during the year ended September 30, 2007, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2007, 0% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

8.	SUBSEQUENT EVENTS (Unaudited)

On November 6, 2007, long-term capital gain distributions of $6.65641 and a short-term capital gain of $0.76292 were declared for the Empiric Core Equity Fund.  The distributions were paid on November 6, 2007 to shareholders of record November 5, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Directors
Empiric Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Empiric Core Equity Fund (formerly Value and Growth Portfolio) (the “Fund”), a series of shares of the Empiric Funds (formerly, Texas Capital Value Funds, Inc), including the schedule of investments, as of September 30, 2007, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric Core Equity Fund as of September 30, 2007, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 16, 2007

Core Equity Fund
EXPENSE EXAMPLE

September 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2007 to September 30, 2007.

Actual Expenses
The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Core Equity Fund
EXPENSE EXAMPLE (Continued)

September 30, 2007 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	4/1/07	9/30/07	4/1/07 – 9/30/07
Core Equity Fund
Actual
Class A	$1,000.00	$1,089.90	$8.60
Class C	$1,000.00	$1,016.84	$8.30
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,085.90	$12.51
Class C	$1,000.00	$1,013.08	$12.07

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.64% and 2.39%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling 1-888-839-7424.

			Principal	Number of	Other
	Position(s)		Occupation(s)	Portfolios	Directorships
Name, Age,	Held with	Term of	During Past	Overseen	Held by
and Address	Fund	Office	5 Years	by Director	Director
Mark A. Coffelt*,	Director,	Since	President of	1	0
C.F.A, 50	Chairman of	November,	Empiric Advisors,
6300 Bridgepoint	the Board,	1995	Inc. (the “Advisor”)
Parkway, Bldg. II,	President,		(formerly First
Ste. 105	Chief Executive		Austin Capital
Austin, TX 78730	Officer and Chief		Management, Inc.)
	Financial Officer		(1988 to Present).

Janis A. Claflin, 64	Independent	Since	President and	1	0
1301 Capital of Texas	Director	November,	owner of Claflin
Highway Ste B-127		1995	& Associates (which
Austin, Texas 78746			provides individual
and family therapy)
(1985 to Present);
Chairperson of the
Trustee Program
Committee on the
Board of Directors
of the Fetzer Institute
(a private research,
education and service
foundation) (1987-
Present); Licensed
Marriage and Family
Therapist.

*	Mr. Coffelt is an “interested person” of the Fund (as defined in the Investment Company Act of 1940) due to the positions that he holds with the Fund and the Advisor.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

			Principal	Number of	Other
	Position(s)		Occupation(s)	Portfolios	Directorships
Name, Age,	Held with	Term of	During Past	Overseen	Held by
and Address	Fund	Office	5 Years	by Director	Director
Edward K. Clark,	Independent	Since	CPA-Emergent	1	0
Attorney, CPA, 53	Director	November,	Technologies (a
2508 Ashley Worth		1995	venture capital firm)
Blvd., Suite 200			(2002-Present);
Austin, TX 78738			Member-Kelly, Hart
			& Hallman (a law
			firm) (1997-2002);
			Partner-Clark &
			Clark of Austin,
			Texas (a law firm)
			(1995-1997);
			Certified Public
			Accountant.

John Henry McDonald,	Independent	Since	President and	1	0
CFP, 56	Director	November,	founder of Austin
7200 N. MoPac #315		1995	Asset Management
Austin, TX 78731			(1990-Present);
			CFP from the College
			for Financial Planning;
			Member of the CFP
			Board of Standards;
			President of the Austin
			Society of Certified
			Financial Planners.

Heather McAshan,	Chief	Since	Operations Manager	1	0
42	Compliance	November,	for Academy Capital
6804 N. Capital of	Officer	2006	Management, Texas
TX Hwy #828			(1999-2006).
Austin, TX 78731

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT

The Board of Directors (the “Board”) of the Empiric Funds, Inc.  (the “Corporation”) and its sole series, the Empiric Core Equity Fund (the “Fund”), met on August 7, 2007 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Empiric Advisors, Inc. (the “Adviser”).

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum prepared by legal counsel detailing the Board’s fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement and comparative information regarding the Fund’s performance and expenses.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and drew the following conclusions:

1.	Nature, Extent and Quality of Services Provided.

The Board considered the nature, extent and quality of services provided by the Advisor, including investment management, supervision of the Fund’s operations and compliance with securities laws.  Among other things, the Board noted that the Advisor provides the Fund’s Chief Compliance Officer, who serves at the pleasure of and whose compensation is determined by the Board, and oversees the service providers that support the Fund in providing fund accounting, administration, distribution, transfer agency and custodial services.  The Board concluded that the services provided were extensive and of high quality.

2.	Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance relating to the Fund and the Advisor.  The Board noted that for the fiscal year to date ended June 30, 2007, the Fund underperformed the prior twelve-month period but that it continued to outperform the S&P 500 Index for the  three-, five- and ten-year periods ended June 30, 2007.  The Board also noted that Morningstar had given the Fund a four-star rating based on performance versus risk in the “mid-cap blend” category and that Lipper designated the Fund a “Lipper Leader” in the total return and tax efficiency categories.  The Board concluded that Fund shareholders would likely benefit from the Adviser’s continued services based on the Advisor’s track record of providing superior long-term performance.

3.	Advisory Fees.

The Board considered the Fund’s advisory fees and expenses, comparing the fees of funds similar in asset size and investment objective to the Fund.  The Board considered information that demonstrated that the Fund’s relative performance compared favorably with its relative expenses and concluded that the Fund’s shareholders realized good value in light of the advisory fees paid to the Advisor and the Fund’s overall expenses.  Moreover, the Board reviewed the Fund’s expense ratios and comparable expense ratios

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

for similar funds relying on data from service providers.  The Board concluded that the Fund’s total expense ratio falls within the reasonable range of expense ratios for funds falling within the Fund’s comparison groups.  The Board, therefore, determined that the Fund’s advisory fees and expense ratios were fair and reasonable.

4.	Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Adviser.

The Board reviewed cost of services information relating to the Fund and the Advisor.  In particular, the Board reviewed profitability information relating to the Advisor.  The Board noted the Advisor’s profit margin and concluded that the Advisor’s profit margin was well below that of advisors whose financial statements were publicly available.  In assessing the Advisor’s profitability, the Board evaluated the fallout benefits that the Advisor, or its affiliates, realized from its relationship with the Fund including the allocation of a portion of the Fund’s portfolio transaction to a broker/dealer affiliated with the Advisor.  The Board concluded that the Advisor’s profits were reasonable and not excessive when compared to other investment advisers or profit margins determined to be reasonable in relevant court decisions and that the fallout benefits realized by the Advisor and its affiliate were reasonable.

5.	Extent of Economies of Scale as the Fund Grows.

The Board discussed whether there may be economies of scale in the management of the Fund and considered funds that offer breakpoints in relation to management fees.  The Board determined that the Fund had not yet grown significantly in size and that the marketplace had not demonstrated significant potential growth to such an extent that would warrant the use of breakpoints.

Conclusions
Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fee paid was reasonable and that it was in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

(This Page Intentionally Left Blank.)

Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Counsel
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant did not make any amendments to its code of ethics during the period covered by this report.  However, on November 27, 2007 the Board of Directors approved an amended Joint Code of Ethics (the “Code”) which is intended to comply with Rule 204A-1 of the Investment Advisers Act of 1940 and Rule 17j-1 of the Investment Company Act of 1940.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Edward Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2007	FYE 09/30/2006
Audit Fees	$13,000	$12,000
Audit-Related Fees	None	None
Tax Fees	$3,500	$2,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2007	FYE 09/30/2006
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, based on evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title) /s/Mark A. Coffelt
                                            Mark A. Coffelt, President and Chairman

Date   12/04/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Mark A. Coffelt
                                            Mark A. Coffelt, Principal Executive Officer and
                                            Principal Financial Officer

Date 12/04/2007